UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

December 10, 2018

ADTALEM GLOBAL EDUCATION INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois	60661
(Address of principal executive offices)	(Zip Code)

(630) 515-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CPR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01	Financial Statements and Exhibits

As previously reported by Adtalem Global Education Inc. (“Adtalem”) on the Current Report on Form 8-K dated December 4, 2018, Adtalem closed the sale of its ownership of all the outstanding equity interests in U.S. Education Holdings LLC, the holding company of its Carrington College subsidiaries, to San Joaquin Valley College, Inc., pursuant to the terms and conditions of the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of June 28, 2018 (an executed copy of which was filed as an exhibit to Adtalem’s Form 8-K filed on June 29, 2018).

The disposition of Carrington College constituted a significant disposition. Accordingly, the pro forma financial information required by Item 9.01 is included as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

Certain statements contained in this Form 8-K, including those that affect Adtalem’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as Adtalem Global Education Inc. or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause Adtalem’s actual results to differ materially from those projected or implied by these forward-looking statements. Additional information regarding factors that could cause results to differ can be found in Adtalem’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 and Form 10-Q for the quarter ended September 30, 2018.

These forward-looking statements are based on information as of December 10, 2018, and Adtalem assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

(b) Pro Forma Financial Information.

The following financial information is included as Exhibit 99.1 to this Current Report on Form 8-K:

•	Pro Forma Consolidated Balance Sheets as of June 30, 2018 and September 30, 2018.
•	Pro Forma Consolidated Statements of Income for the year ended June 30, 2018 and three months ended September 30, 2018.

The information set forth under this Item 9.01(b) is being furnished under Item 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

The following is a list of the Exhibits filed with this report:

Exhibit No.	Exhibit Description
99.1	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.
(Registrant)

Date: December 10, 2018	By:	/s/ Kathleen A. Carroll
Kathleen A. Carroll
Vice President, Controller